Exhibit 1

JOINT FILING AGREEMENT

Each person executing this joint filing agreement (this “Agreement”) agrees as follows:

1. Each person executing this Agreement is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but no person executing this Agreement is responsible for the completeness or accuracy of the information concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 4, 2013

By:	/s/ Boquan He
Name:	Boquan He

PROTOTAL ENTERPRISES LIMITED

By:	/s/ Boquan He
Name:	Boquan He
Title:	Director

By:	/s/ Nanyan Zheng
Name:	Nanyan Zheng

AUDREY & AARON HOLDINGS LIMITED

By:	/s/ Nanyan Zheng
Name:	Nanyan Zheng
Title:	Director

FORTUNE NEWS INTERNATIONAL LIMITED

By:	/s/ Nanyan Zheng
Name:	Nanyan Zheng
Title:	Director

HAPPY TRAVEL LIMITED

By:	/s/ Yannick Roussety
Name:	Yannick Roussety
Title:	Authorized Signatory

ACTIS LLP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner/Authorized Signatory

ACTIS CO-INVESTMENT PLAN LIMITED

By:	/s/ Barry McClay
Name:	Barry McClay
Title:	Director

ACTIS EMERGING MARKETS 3 LP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

[Signature Page to Joint Filing Agreement]

ACTIS EMERGING MARKETS 3 “A” LP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

ACTIS EMERGING MARKETS 3 “C” LP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

ACTIS CHINA 3 “S” LP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

ACTIS CHINA 3 “A” LP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

ACTIS CHINA 3 LP

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

[Signature Page to Joint Filing Agreement]

ACTIS CHINA FUND 2, L.P.

By:	/s/ David Morley
Name:	David Morley
Title:	Partner of Actis LLP and on behalf of Actis LLP, in its capacity as manager

ACTIS EXECUTIVE CO-INVESTMENT PLAN, L.P.

By:	/s/ Barry McClay
Name:	Barry McClay
Title:	Director of Actis Co-Investment Plan Limited and on behalf of Actis Co-Investment Plan Limited, in its capacity as general partner

ACTIS FUND 3 CO-INVESTMENT POOL, L.P.

By:	/s/ Barry McClay
Name:	Barry McClay
Title:	Director of Actis Co-Investment Plan Limited and on behalf of Actis Co-Investment Plan Limited, in its capacity as general partner

[Signature Page to Joint Filing Agreement]